Section 906 Certifications
---------------------------
I, Linwood E. Bradford, a Principal Executive Officer of TH Lee, Putnam Emerging Opportunities Portfolio, certify that, to my knowledge:

1. The form N-CSR of TH Lee, Putnam Emerging Opportunities Portfolio for the period ended April 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of TH Lee, Putnam Emerging Opportunities Portfolio for the period ended April 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of TH Lee, Putnam Emerging Opportunities Portfolio.

                                 /s/ Linwood E. Bradford
                                 --------------------------
                                 Date: June 24, 2005
                                 Linwood E. Bradford
                                 Principal Executive Officer




Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a Principal Financial Officer of TH Lee, Putnam Emerging Opportunities Portfolio, certify that, to my knowledge:

1. The form N-CSR of TH Lee, Putnam Emerging Opportunities Portfolio for the period ended April 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of TH Lee, Putnam Emerging Opportunities Portfolio for the period ended April 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of TH Lee, Putnam Emerging Opportunities Portfolio.

                                 /s/ Steven D. Krichmar
                                 -------------------------------
                                 Date: June 24, 2005
                                 Steven D. Krichmar
                                 Principal Financial Officer